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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ---------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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       Date of report (Date of earliest event reported): September 5, 2001


                               PURINA MILLS, INC.
                             ---------------------
               (Exact name of registrant as specified in charter)

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

                     Delaware                               33-66606                       76-0407288
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(State or other jurisdiction of incorporation)      (Commission File No.)     (IRS Employer Identification No.)


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               1401 South Hanley Road, Saint Louis, Missouri 63144
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (314) 768-4100
                                                           --------------




                                       N/A
         -----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

     On September 5, 2001, Purina Mills, Inc. announced that its stockholders voted in favor of adoption of the Agreement and Plan of Merger, by and among Purina Mills, Inc., Land O'Lakes, Inc., LOL Holdings II, Inc. and LOL Holdings III, Inc., dated June 17, 2001, at a special meeting of its stockholders called for such purpose.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

         99.1     Press Release of Purina Mills, Inc. dated September 5, 2001.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         PURINA MILLS, INC.


                         By: /s/ Brad J. Kerbs
                             ------------------------------
                             Name: Brad J. Kerbs
                             Title: President and Chief Executive Officer


Dated:  September 6, 2001
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                                  EXHIBIT INDEX



         Exhibit No.                                Description


         99.1     Press Release of Purina Mills, Inc. dated September 5, 2001.